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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported)  September 12, 1997

                    BEAR STEARNS ASSET BACKED SECURITIES, INC.
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     (Exact name of registrant as specified in its charter)

         Delaware                333-26051          13-3836437
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(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

245 Park Avenue
New York, New York                                  10167
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(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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Item 5.  Other Events.
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Filing of Computational Materials.
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     In  connection  with the  offering  of  the  Bear Stearns  Asset  Backed
Securities,  Inc. Asset  Backed Notes  and Asset Backed  Certificates, Series
1997-3  (together,  the   "Securities"),  Bear,  Stearns  &   Co.  Inc.  (the
"Underwriter"), as underwriter of the Securities, has separately prepared certain materials (the "Computational Materials") for distribution to its
potential investors.   Although  Bear Stearns Asset  Backed Securities,  Inc.
(the "Registrant") has provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio (the "Loans"), it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of
a statistical,  mathematical,  tabular   or  computational  nature.     The
Computational  Materials of the  Underwriter are  attached hereto  as Exhibit
99.1.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials of the Underwriter.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED SECURITIES, INC.



                              By:  /s/ Matthew Perkins
                                  -------------------------------
                                Name: Matthew Perkins
                                Title: Associate Director


Dated:  September 12, 1997


                                Exhibit Index
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Exhibit                                           Page
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99.1 Computational Materials for                    6
     Bear, Stearns & Co. Inc. (P)


                                Exhibit 99.1
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     In  accordance  with  Rule  202 of  Regulation  S-T,  the  Computational
Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.